UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2011

Hudson Pacific Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34789	27-1430478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11601 Wilshire Blvd., Suite 1600 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 445-5700

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Hudson Pacific Properties, Inc., a Maryland corporation (referred to herein as the “Company,” “we,” “our” and “us”), in connection with the matters described herein.

Item 1.01 Entry into a Material Definitive Agreement.

Rincon Loan Agreement

In conjunction with our acquisition of the remaining 49% interest in One and Two Rincon Center described below under Item 2.01 of this Current Report on Form 8-K, on April 29, 2011, we entered into and closed a seven-year, non-recourse loan (the “Rincon Loan”) in the amount of $110 million from JPMorgan Chase Bank, National Association. The purpose of the Rincon Loan is to fully refinance an existing $106 million project loan on the property that was scheduled to mature on July 1, 2011. Interest under the loan is payable monthly at a fixed-rate of 5.134%. Our operating partnership has provided a customary non-recourse carve-out guaranty and environmental indemnity. In addition, the loan agreement includes customary events of default, including for failure to pay principal or interest or for certain non-permitted transfers.

A copy of the Rincon Loan agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Rincon Loan is qualified in its entirety by reference to the full text of the agreement filed with this Current Report on Form 8-K.

On May 4, 2011, we announced the closing of the Rincon Loan in a press release, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Registration Rights Agreement

On May 3, 2011, in connection with our completion of a private placement of 3,125,000 shares to investment funds affiliated with Farallon Capital Management, L.L.C., or Farallon (the “2011 private placement”), we entered into an amendment to an existing registration rights agreement with Farallon (the “Amendment”), pursuant to which the common stock purchased by Farallon in the 2011 private placement will be entitled to the benefits of the registration rights agreement. Under the Amendment, subject to certain limitations, commencing not later than 14 months after the date of our initial public offering (August 29, 2011), we will file one or more registration statements covering the resale of the shares of our common stock issued in the formation transactions, the 2010 private placement, the 2011 private placement and the resale of the shares of our common stock issued or issuable, at our option, in exchange for operating partnership units issued in the formation transactions. We may, at our option, satisfy our obligation to prepare and file a resale registration statement by filing a registration statement registering the issuance by us of shares of our common stock registered under the Securities Act to the holders of units upon redemption of such units and, to the extent such shares constitute restricted securities, their resale. Farallon has the right, on one occasion, to require us to register shares of our common stock issued in our formation transactions in connection with our initial public offering, our 2010 private placement and the 2011 private placement for resale in an underwritten offering registered pursuant to the Securities Act; provided, such registration shall be limited to a number of shares of common stock representing up to 25% of the aggregate number of shares of our common stock and common units issued to Farallon and their affiliates in the formation transactions, the 2010 private placement and the 2011 private placement. Commencing upon our filing of a resale registration statement not later than August 29, 2011 (14 months after the filing of our registration statement for our initial public offering), under certain circumstances, we are also required to undertake an underwritten offering upon the written request of holders of at least 10% in the aggregate of the securities originally issued in the formation transactions, provided that we are not obligated to effect more than two such underwritten offerings in addition to the demand registration.

A copy of the Amendment is filed with this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment filed with this Current Report on Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 29, 2011, we acquired from an affiliate of Beacon Capital Partners the remaining 49% interest in One and Two Rincon Center, a landmark, 581,000-square-foot office complex in San Francisco’s South Financial District, for $38.7 million (before closing costs and prorations). We funded the purchase price through borrowings on our secured credit facility and cash on hand. In addition, in conjunction with the acquisition, we closed the Rincon Loan, which is described above under Item 1.01 of this

Current Report on Form 8-K. We had previously acquired our 51% interest in One and Two Rincon Center on December 16, 2010. The agreements relating to our acquisition of the remainder of One and Two Rincon Center are filed as Exhibits 10.48 and 10.49 to Amendment No. 2 to Form S-11 (Registration Statement No. 333-173487), filed on April 26, 2011, which are incorporated herein by reference. The foregoing description of the transaction is qualified in its entirety by reference to these agreements.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 regarding the Rincon Loan is incorporated by reference into this Item 2.03.

The description of the Rincon Loan contained herein does not purport to be complete and is qualified in its entirety by reference to the Rincon Loan agreement, attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: Any financial statements will be filed by amendment to this Current Report on Form 8-K within 71 calendar days from the date that this Current Report on Form 8-K is filed.

(b)	Pro Forma Financial Information: Any pro forma financial information will be filed by amendment to this Current Report on Form 8-K within 71 calendar days from the date that this Current Report on Form 8-K is filed.

(d)	Exhibits.

Exhibit No.	Description

4.1	First Amendment to Registration Rights Agreement, dated as of May 3, 2011, to the Registration Rights Agreement, dated as of June 29, 2010, by and among Hudson Pacific Properties, Inc. and the holders listed therein.

10.1	Loan Agreement by and between Hudson Rincon Center, LLC, as Borrower, and JPMorgan Chase Bank, National Association, as Lender, dated April 29, 2011.

99.1	Press release dated May 4, 2011 regarding the closing of the Rincon Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON PACIFIC PROPERTIES, INC.

Date: May 4, 2011	By:	/s/ MARK T. LAMMAS
Mark T. Lammas
Chief Financial Officer

EXHIBIT INDEX

(d)	Exhibits.

Exhibit No.	Description

4.1	First Amendment to Registration Rights Agreement, dated as of May 3, 2011, to the Registration Rights Agreement, dated as of June 29, 2010, by and among Hudson Pacific Properties, Inc. and the holders listed therein.

10.1	Loan Agreement by and between Hudson Rincon Center, LLC, as Borrower, and JPMorgan Chase Bank, National Association, as Lender, dated April 29, 2011.

99.1	Press release dated May 4, 2011 regarding the closing of the Rincon Loan.